SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND

                              EXCHANGE ACT OF 1934

                                October 13, 1999
                        (Date of Earliest Event Reported)

                     AIRPLANES LIMITED AIRPLANES U.S. TRUST

  (Exact Name of Registrants as Specified in Memorandum of Association or Trust
                                   Agreement)

        Jersey, Channel Islands                      Delaware
          (State or Other Jurisdiction of Incorporation or Organization)

        33-99970-01                                  13-3521640
        (Commission File                             (IRS Employer
        Number)                                      Identification No.)

        Airplanes Limited                            Airplanes U.S. Trust
        22 Grenville Street                          1100 North Market Street
        St. Helier                                   Rodney Square North
        Jersey, JE4 8PX                              Wilmington, Delaware
        Channel Islands                              19890-0001
        (011 44 1534 609 000)                        (1-302-651-1000)

           (Addresses and Telephone Numbers, Including Area Codes, of
                    Registrants' Principal Executive Offices)

Item 5.        Other Events

               Attached hereto as Exhibit A is a copy of a Report to Certificateholders dated October 13, 1999, sent to each holder of a Pass Through Certificate issued by Airplanes Pass Through Trust.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                               AIRPLANES LIMITED

Date: October 13, 1999                         /s/ Roy M. Dantzic*
                                               ------------------------
                                               Director and Officer

Date: October 13, 1999                         AIRPLANES U.S. TRUST


                                               /s/ Roy M . Dantzic*
                                               ------------------------
                                               Controlling Trustee
                                               and Officer

                                               *By: /s/ Michael Walsh
                                                    -------------------
                                                    Attorney-in-Fact

                                  EXHIBIT INDEX

Exhibit A          -      Report to Certificateholders
Exhibit B          -      Power of Attorney for Airplanes Limited
Exhibit C          -      Power of Attorney for Airplanes U.S. Trust

                                                                       Exhibit A

                                AIRPLANES Group

                          Report to Certificateholders

                   All numbers in US$ unless otherwise stated

Payment Date: 15 October, 1999.
Calculation Date: 08 October 1999.

(i)   ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Balance on
                                                                  Prior Balance     Deposits        Withdrawals    Calculation Date
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     9-Sep-99                                            8-Oct-99
Lessee Funded Account                                                        0.00            0.00             (0.00)            0.00
Expense Account (note ii)                                            5,426,067.81    9,603,100.13    (14,259,061.82)      770,106.12
Collection Account (note iii)                                      213,225,283.45   46,979,468.49    (44,151,087.45)  216,053,664.49
------------------------------------------------------------------------------------------------------------------------------------
 -  Miscellaneous Reserve                                           40,000,000.00                                      40,000,000.00
 -  Maintenance Reserve                                             80,000,000.00                                      80,000,000.00
 -  Security Deposit                                                48,735,682.00                                      49,074,196.00
 -  Other Collections (net of interim withdrawals)                  44,489,601.45                                      46,979,468.49
------------------------------------------------------------------------------------------------------------------------------------
Total                                                              218,651,351.26   56,582,568.62    (58,410,149.27)  216,823,770.61
------------------------------------------------------------------------------------------------------------------------------------


(ii)  ANALYSIS OF EXPENSE ACCOUNT ACTIVITY
----------------------------------------------------------------------------------
Balance on preceding Calculation Date (Sept 09,1999)                 5,426,067.81
Transfer from Collection Account (previous Payment Date)             9,573,932.19
Transfer from Collection Account (interim deposit)                           0.00
Interest Earned during period                                           29,167.94
Payments during period between prior Calculation Date and the relevant  Calculation Date:
 - Payments on previous Payment Date                                (3,060,660.66)
 - Other payments                                                  (11,198,401.16)
                                                                 -----------------
Balance on relevant Calculation Date (Oct 08, 1999)                    770,106.12
----------------------------------------------------------------------------------

(iii) ANALYSIS OF COLLECTION ACCOUNT ACTIVITY
----------------------------------------------------------------------------------
Balance on preceding Calculation Date (Sept 09,1999)               213,225,283.45
Collections during period                                           46,868,001.80
Swap receipts (previous Payment Date)                                  111,466.69
Transfer to Expense Account  (previous Payment Date)                (9,573,932.19)
Transfer to Expense Account  (interim withdrawal)                            0.00
Net transfer to Lessee Funded Accounts                                       0.00
Aggregate Certificate Payments (previous Payment Date)             (33,828,276.88)
Swap payments (previous Payment Date)                                 (748,878.38)
                                                                 -----------------
Balance on relevant Calculation Date (Oct 08, 1999)                216,053,664.49
----------------------------------------------------------------------------------

                                AIRPLANES Group

                          Report to Certificateholders

                   All numbers in US$ unless otherwise stated



(iii)  ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)

    ===========================================================================
       ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS
               Priority of Payments
            (i) Required Expense Amount                           13,000,000.00
           (ii) a) Class A Interest                                9,998,552.99
                b) Swap Payments                                     653,233.35
          (iii) First Collection Account Top-up                  120,000,000.00
           (iv) Minimum Hedge Payment                                      0.00
            (v) Class A Minimum Principal                                  0.00
           (vi) Class B Interest                                   1,552,719.03
          (vii) Class B Minimum Principal                          1,512,370.07
         (viii) Class C Interest                                   2,489,315.63
           (ix) Class D Interest                                   3,625,000.00
            (x) Second Collection Account Top-up                  49,011,196.00
           (xi) Class A Principal Adjustment Amount               14,981,383.54
          (xii) Class C Scheduled Principal                                0.00
         (xiii) Class D Scheduled Principal                                0.00
          (xiv) Modification Payments                                      0.00
           (xv) Soft Bullet Note Step-up Interest                          0.00
          (xvi) Class E Minimum Interest                                   0.00
         (xvii) Supplemental Hedge Payment                                 0.00
        (xviii) Class B Supplemental Principal                             0.00
          (xix) Class A Supplemental Principal                             0.00
           (xx) Class D Outstanding Principal                              0.00
          (xxi) Class C Outstanding Principal                              0.00
         (xxii) Class E Supplemental Interest                              0.00
        (xxiii) Class B Outstanding Principal                              0.00
         (xxiv) Class A Outstanding Principal                              0.00
          (xxv) Class E Accrued Unpaid Interest                            0.00
         (xxvi) Class E Outstanding Principal                              0.00
        (xxvii) Charitable Trust                                           0.00
                                                             -------------------
Total Payments with respect to Payment Date                      216,823,770.61
      Less Collection Account Top-Ups ((iii) and (x)above)      (169,011,196.00)
                                                             ==================
                                                                  47,812,574.61
                                                             ==================

    ===========================================================================

                                AIRPLANES Group

                          Report to Certificateholders

                   All numbers in US$ unless otherwise stated


(iv)  PAYMENT ON THE CERTIFICATES

------------------------------------------------------------------------------------------------------------------------------------
(a) FLOATING RATE CERTIFICATES                               A-4              A-6             A-7               A-8          Class B
    Applicable LIBOR                                    5.38000%         5.38000%        5.38000%          5.38000%         5.38000%
    Applicable Margin                                   0.62000%         0.34000%        0.26000%          0.37500%         0.75000%
    Applicable Interest Rate                            6.00000%         5.72000%        5.64000%          5.75500%         6.13000%
    Interest Amount Payable                         1,000,000.00     3,056,469.66    2,585,000.00      3,357,083.33     1,552,719.03
    Step Up Interest Amount                                 0.00             0.00            0.00              0.00             0.00

    Opening Principal Balance                     200,000,000.00   641,217,410.16  550,000,000.00    700,000,000.00   303,958,047.76
    Minimum Principal Payment Amount                        0.00             0.00            0.00              0.00     1,512,370.07
    Adjusted Principal Payment Amount                       0.00    14,981,383.54            0.00              0.00             0.00
    Supplemental Principal Payment Amount                   0.00             0.00            0.00              0.00             0.00
    Total Principal Distribution Amount                     0.00    14,981,383.54            0.00              0.00     1,512,370.07
    Redemption Amount
     - amount allocable to principal                        0.00             0.00            0.00              0.00             0.00
     - premium allocable to premium                         0.00             0.00            0.00              0.00             0.00
                                                ------------------------------------------------------------------------------------
    Outstanding Principal Balance (Oct 15,1999)   200,000,000.00   626,236,026.62  550,000,000.00    700,000,000.00   302,445,677.69
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------
(b) FIXED RATE CERTIFICATES                              Class C         Class D
    Applicable Interest Rate                             8.1500%         10.8750%
    Interest Amount Payable                         2,489,315.63     3,625,000.00

    Opening Principal Balance                     366,525,000.00   400,000,000.00
    Scheduled Principal Payment Amount                      0.00             0.00
    Redemption Amount
     - amount allocable to principal                        0.00             0.00
     - amount allocable to premium                          0.00             0.00
    Actual Pool Factor                                 0.9774000        1.0000000
                                                ---------------------------------
    Outstanding Principal Balance (Oct 15,1999)   366,525,000.00   400,000,000.00
---------------------------------------------------------------------------------

Table of rescheduled Pool Factors                            n/a              n/a
  in the event of a partial redemption

(v)  FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)

------------------------------------------------------------------------------------------------------------------------------------
                                                                   A-4            A-6            A-7            A-8        Class B
Applicable LIBOR                                               5.40625%       5.40625%       5.40625%       5.40625%       5.40625%
Applicable Margin                                              0.62000%       0.34000%       0.26000%       0.37500%       0.75000%
Applicable Interest Rate                                       6.02625%       5.74625%       5.66625%       5.78125%       6.15625%
------------------------------------------------------------------------------------------------------------------------------------

(vi) CURRENT PERIOD PAYMENTS Per $100,000 Initial Outstanding Principal Balance of Certificates)

------------------------------------------------------------------------------------------------------------------------------------
(a)  FLOATING RATE CERTIFICATES

                                                                    A-4            A-6            A-7            A-8        Class B

     Opening Principal Amount                                  2,000.00       6,412.17       5,500.00       7,000.00       3,039.58
     Total Principal Payments                                      0.00         149.81           0.00           0.00          15.12
                                                      ------------------------------------------------------------------------------
     Closing Outstanding Principal Balance                     2,000.00       6,262.36       5,500.00       7,000.00       3,024.46

     Total Interest                                               10.00          30.56          25.85          33.57          15.53
     Total Premium                                                 0.00           0.00           0.00           0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------
(b)  FIXED RATE CERTIFICATES
                                                  Class C           Class D

     Opening Principal Amount                    3,665.25          4,000.00
     Total Principal Payments                        0.00              0.00
                                   -----------------------------------------
     Outstanding Principal Balance               3,665.25          4,000.00

     Total Interest                                 24.89             36.25
     Total Premium                                   0.00              0.00
----------------------------------------------------------------------------

                                                                       Exhibit B

        Attached hereto is a true and correct copy of a Power of Attorney given by each of the persons signatory thereto.

                                                           /s/ John Banes
                                                           ---------------------
                                                               John Banes

                                POWER OF ATTORNEY

        Each of the undersigned, being a Director and officer of Airplanes Limited, hereby individually appoints Patrick Blaney, John Tierney, Brian McLoghlin, Declan Treacy, Richard Pierce, John Redmond, Michael Walsh and Rose Hynes and each of them, acting as an officer of GPA Financial Services (Ireland) Limited, as Administrative Agent of Airplanes Limited, his true and lawful attorney-in-fact and agent (each an "Attorney-in-Fact"), with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as a Director and an officer of Airplanes Limited, to sign each Report on Form 8-K which will be filed at least monthly, provided that where any such Report on Form 8-K is required to contain any information in addition to or other than a copy of the relevant monthly report to certificate holders, the contents of such Report on Form 8-K shall be notified to any one Director of Airplanes Limited prior to the filing thereof, each such Report on Form 8-K containing a monthly report to certificate holders to be filed monthly on or about the 15th day of each month and each other Report on Form 8-K to be filed within the time prescribed by the SEC upon the occurrence of certain events listed in the SEC rules and regulations with the Securities and Exchange Commission (the "SEC") and any amendments thereto, and to file the same with any exhibits thereto and any other documents in connection therewith with the SEC, granting unto said Attorney-in-Fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said Attorney-in-Fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be duly executed and delivered on the date indicated below.

Dated: 24 June 1996                                 /s/ Roy M. Dantzic
                                                    ---------------------
                                                    Roy M. Dantzic

                                       Witness:     /s/    A.Syvret

Dated: 24 June 1996                                 /s/ William A. Franke
                                                    ---------------------
                                                    William A. Franke

                                       Witness:     /s/ A.Syvret

Dated: 24 June 1996                                 /s/ Hugh R. Jenkins
                                                    ---------------------
                                                    Hugh R. Jenkins

                                       Witness:     /s/ A.Syvret

Dated: 24 June 1996                                 /s/ William M. McCann
                                                    ---------------------
                                                    William M. McCann

                                       Witness:     /s/ A.Syvret

Dated: 24 June 1996                                 /s/ Edward J. Hansom
                                                    ---------------------
                                                    Edward J. Hansom

                                       Witness:     /s/ A.Syvret

                                                                       Exhibit C

               Attached hereto is a true and correct copy of a Power of Attorney given by each of the persons signatory thereto.

                                                           /s/ John Banes
                                                           ---------------------
                                                               John Banes

                                POWER OF ATTORNEY

        Each of the undersigned, being a Controlling Trustee and officer of Airplanes U.S. Trust, hereby individually appoints Patrick Blaney, John Tierney, Brian McLoghlin, Declan Treacy, Richard Pierce, John Redmond, Michael Walsh and Rose Hynes and each of them, acting as an officer of GPA Financial Services (Ireland) Limited, as Administrative Agent of Airplanes U.S. Trust, his true and lawful attorney-in-fact and agent (each an "Attorney-in-Fact"), with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as a Controlling Trustee and an officer of Airplanes U.S. Trust to sign each Report on Form 8-K which will be filed at least monthly, provided that where any such Report on Form 8-K is required to contain any information in addition to or other than a copy of the relevant monthly report to certificate holders, the contents of such Report on Form 8-K shall be notified to any one Controlling Trustee of Airplanes U.S. Trust prior to the filing thereof, each such Report on Form 8-K containing a monthly report to certificate holders to be filed monthly on or about the 15th day of each month and each other Report on Form 8-K to be filed within the time prescribed by the SEC upon the occurrence of certain events listed in the SEC rules and regulations with the Securities and Exchange Commission (the "SEC") and any amendments thereto, and to file the same with any exhibits thereto and any other documents in connection therewith with the SEC, granting unto said Attorney-in-Fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said Attorney-in-Fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

Dated: 24 June 1996                                 /s/ Roy M. Dantzic
                                                    ----------------------
                                                    Roy M. Dantzic
                                                    Controlling Trustee

                                                    /s/ William A. Franke
                                                    ----------------------
                                                    William A. Franke
                                                    Controlling Trustee

                                                    /s/ Hugh R. Jenkins
                                                    ----------------------
                                                    Hugh R. Jenkins
                                                    Controlling Trustee

                                                    /s/ William M. McCann
                                                    ----------------------
                                                    William M. McCann
                                                    Controlling Trustee

                                                    /s/ Edward J. Hansom
                                                    ----------------------
                                                    Edward J. Hansom
                                                    Controlling Trustee